                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of report:     18-Sep-02

                        CIT Equipment Collateral 2002-VT1

A Delaware               Commission File                 I.R.S. Employer
Corporation              No. 0001172747                  No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973) 740-5000

     Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                                                               Determination Date:                    09/18/02
                                                                                Collection Period:                    08/31/02
                                                                                     Payment Date:                    09/20/02

  I. AVAILABLE FUNDS

     A.  Available Pledged Revenues

          a.  Scheduled Payments Received                                                                      $ 33,820,503.42
          b.  Liquidation Proceeds Allocated to Owner Trust                                                       1,522,796.85
          c.  Required Payoff Amounts of Prepaid Contracts                                                          853,046.19
          d.  Required Payoff Amounts of Purchased Contracts                                                              0.00
          e.  Proceeds of Clean-up Call                                                                                   0.00
          f.  Investment Earnings on Collection Account and Note Distribution Account                                     0.00

                                                                  Total Available Pledged Revenues =           $ 36,196,346.46

     B.  Determination of Available Funds

          a.  Total Available Pledged Revenues                                                                 $ 36,196,346.46
          b.  Servicer Advances                                                                                   3,146,661.39
          c.  Recoveries of  prior Servicer Advances                                                             (4,107,300.26)
          d.  Withdrawal from Cash Collateral Account                                                               560,436.69
                                                                                                         ---------------------
                                                                  Total Available Funds =                      $ 35,796,144.28

 II. DISTRIBUTION AMOUNTS

     A.  COLLECTION ACCOUNT DISTRIBUTIONS



         1.  Servicing Fee                                                                                      570,078.61

         2.  Class A-1 Note Interest Distribution                                242,106.07
             Class A-1 Note Principal Distribution                            30,215,451.20
                           Aggregate Class A-1 distribution                                                  30,457,557.27

         3.  Class A-2 Note Interest Distribution                                669,416.67
             Class A-2 Note Principal Distribution                                     0.00
                           Aggregate Class A-2 distribution                                                     669,416.67

         4.  Class A-3 Note Interest Distribution                              1,071,308.33
             Class A-3 Note Principal Distribution                                     0.00
                           Aggregate Class A-3 distribution                                                   1,071,308.33

         5.  Class A-4 Note Interest Distribution                                414,657.08
             Class A-4 Note Principal Distribution                                     0.00
                           Aggregate Class A-4 distribution                                                     414,657.08

         6.  Deposit to the Class A Principal Account                                  0.00

         7.  Class B Note Interest Distribution                                   82,984.44
             Class B Note Principal Distribution                                 895,875.91
                           Aggregate Class B distribution                                                       978,860.35

         8.  Class C Note Interest Distribution                                   50,622.98
             Class C Note Principal Distribution                                 488,659.59
                           Aggregate Class C distribution                                                       539,282.57

         9.  Class D Note Interest Distribution                                  117,664.22
             Class D Note Principal Distribution                                 977,319.18
                           Aggregate Class D distribution                                                     1,094,983.40

        10.  Deposit to the Cash Collateral Account                                                                   0.00

        11.  Amounts in accordance with the CCA Loan Agreement                                                        0.00

        12.  Remainder to the holder of the equity certificate                                                        0.00


                                                      Collection Account Distributions =                     35,796,144.28
                                                                                                            ==============

     B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

         1.  Payment due on the Senior Loan                                                                    2,397,507.39

         2.  Payment due on the Holdback                                                                               0.00

         3.  Payment to the Depositor                                                                                  0.00
                                                                                                              -------------

                                                      Cash Collateral Account Distributions =                  2,397,507.39
                                                                                                              =============


     C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT     Collection Account Distributions =                               0.00
                                                                                                              -------------


III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


          -------------------------------------------------------------------------------------------------------------------
                    Distribution              Class A-1                Class A-2             Class A-3         Class A-4
                       Amounts                  Notes                    Notes                 Notes             Notes
          -------------------------------------------------------------------------------------------------------------------
    1.              Interest Due               242,106.07           669,416.67          1,071,308.33          414,657.08
    2.              Interest Paid              242,106.07           669,416.67          1,071,308.33          414,657.08
    3.           Interest Shortfall                  0.00                 0.00                  0.00                0.00
                   ((1) minus (2))
    4.             Principal Paid           30,215,451.20                 0.00                  0.00                0.00

    5.        Total Distribution Amount     30,457,557.27                 0.00            414,657.08                0.00
                   ((2) plus (4))



          --------------------------------------------------------------------------------------------------------------------
                    Distribution               Class B                  Class C               Class D        Total Offered
                       Amounts                  Notes                    Notes                 Notes             Notes
          --------------------------------------------------------------------------------------------------------------------

    1.              Interest Due                82,984.44            50,622.98           117,664.22        2,648,759.79
    2.              Interest Paid               82,984.44            50,622.98           117,664.22        2,648,759.79
    3.           Interest Shortfall                  0.00                 0.00                 0.00                0.00
                   ((1) minus (2))
    4.             Principal Paid              895,875.91           488,659.59           977,319.18       32,577,305.88

    5.        Total Distribution Amount        978,860.35           539,282.57         1,094,983.40       33,485,340.67
                   ((2) plus (4))



 IV.   Information Regarding the Securities

     A.   Summary of Balance Information

           -----------------------------------------------------------------------------------------------------------------
                                   Applicable     Principal Balance    Class Factor     Principal Balance     Class Factor
                    Class            Coupon            Sep-02             Sep-02              Aug-02             Aug-02
                                      Rate          Payment Date       Payment Date        Payment Date       Payment Date
           -----------------------------------------------------------------------------------------------------------------
           a.    Class A-1 Notes       1.9600%       113,231,198.81         0.39248        143,446,650.02        0.49722
           b.    Class A-2 Notes       2.9000%       277,000,000.00         1.00000        277,000,000.00        1.00000
           c.    Class A-3 Notes       4.0300%       319,000,000.00         1.00000        319,000,000.00        1.00000
           d.    Class A-4 Notes       4.6700%       106,550,000.00         1.00000        106,550,000.00        1.00000
           e.     Class B Notes        3.9700%        24,187,582.71         0.82411         25,083,458.63        0.85463
           f.     Class C Notes        4.4400%        13,193,226.93         0.82458         13,681,886.52        0.85512
           g.     Class D Notes        5.1600%        26,386,453.87         0.82208         27,363,773.05        0.85253

           h.          Total Offered Notes           879,548,462.33                        912,125,768.21

           i.       One-Month Libor Rate                     1.7975%






     B.    Other Information

          -----------------------------------------------------------------------
                                        Scheduled            Scheduled
                                    Principal Balance    Principal Balance
                    Class                Sep-02               Aug-02
                                      Payment Date         Payment Date
          -----------------------------------------------------------------------


               Class A-1 Notes      126,430,452.00       157,127,331.00


          ------------------------------------------------------------------------------------------------------------------
                                                          Target             Class             Target             Class
                                      Class          Principal Amount        Floor        Principal Amount        Floor
                    Class          Percentage             Sep-02            Sep-02             Aug-02            Aug-02
                                                       Payment Date      Payment Date       Payment Date      Payment Date
          ------------------------------------------------------------------------------------------------------------------
                   Class A           92.75%        815,781,198.81                     845,996,650.01
                   Class B            2.75%         24,187,582.71           0.00       25,083,458.63              0.00
                   Class C            1.50%         13,193,226.93           0.00       13,681,886.52              0.00
                   Class D            3.00%         26,386,453.87           0.00       27,363,773.05              0.00

  V. PRINCIPAL

     A.  MONTHLY PRINCIPAL AMOUNT

             1.    Principal Balance of Notes and Equity Certificates                              912,125,768.21
                   (End of Prior Collection Period)
             2.    Contract Pool Principal Balance (End of Collection Period)                      879,548,462.33
                                                                                                  ---------------

                             Total monthly principal amount                                         32,577,305.88

     A.  PRINCIPAL BREAKDOWN                                              No. of Accounts
                                                                       ------------------------

             1.    Scheduled Principal                                    72,249                    29,270,591.32
             2.    Prepaid Contracts                                        102                        853,046.19
             3.    Defaulted Contracts                                      272                      2,453,668.37
             4.    Contracts purchased by CIT Financial USA, Inc.            0                               0.00
                                                                       --------------------------------------------

                   Total Principal Breakdown                              72,623                    32,577,305.88


 VI. CONTRACT POOL DATA

     A.  CONTRACT POOL CHARACTERISTICS

                                                                   -----------------------------------------------------------
                                                                     Original              Sep-02                 Aug-02
                                                                       Pool             Payment Date           Payment Date
                                                                   -----------------------------------------------------------

             1.    a.  Contract Pool Balance                      1,068,496,994.00    879,548,462.33          912,125,768.21
                   b.  No of Contracts                                      73,864            72,623                  72,997
                   c.  Pool Factor

             2.    Weighted Average Remaining Term                           38.00              34.0                   34.8

             3.    Weighted Average Original Term                             44.1


     B.  DELINQUENCY INFORMATION

                                                     -------------------------------------------------------------------------
                                                         % of         % of Aggregate
                                                                      Required Payoff         No. Of       Aggregate Required
                                                       Contracts          Amount             Accounts        Payoff Amounts
                                                     -------------------------------------------------------------------------
             1.    Current                                  94.75%         95.04%              68,807           844,065,055.98
                   31-60 days                                3.26%          3.69%               2,367            32,807,965.30
                   61-90 days                                0.96%          0.69%                 695             6,113,386.96
                   91-120 days                               0.46%          0.27%                 335             2,364,397.14
                   120+ days                                 0.58%          0.31%                 419             2,788,107.29

                                  Total Delinquency         100.0%         100.0%              72,623           888,138,912.67

             2.    Delinquent Scheduled Payments:

                   Beginning of Collection Period                                        9,551,089.21
                   End of Collection Period                                              8,590,450.34
                                                                                         ------------
                     Change in Delinquent Scheduled Payments                              (960,638.87)

     C.  DEFAULTED CONTRACT INFORMATION

             1.    Required Payoff Amount on Defaulted Contracts                         2,453,668.37
             2.    Liquidation Proceeds received                                         1,522,796.85
                                                                                       --------------
             3.    Current Liquidation Loss Amount                                         930,871.52

             4.    Cumulative Liquidation Losses to date                                 2,502,195.63

                              % of Initial Contracts                                            0.601%
                  % of Initial Contract Pool Balance                                            0.234%

VII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

          1.    Opening Servicer Advance Balance                                             9,551,089.21
          2.    Current Period Servicer Advance                                              3,146,661.39
          3.    Recoveries of prior Servicer Advances                                       -4,107,300.26
                                                                                          ---------------
          4.    Ending Servicer Advance Balance                                              8,590,450.34

     B.  CASH COLLATERAL ACCOUNT

          1.    Applicable Rates for the Interest Period:
                a.  Libor Rate for the Interest Period                                                 1.7975%
                b.  Senior Loan Interest Rate                                                          5.2975%
                c.  Holdback Amount Interest Rate                                                      7.7975%

          2.    Opening Cash Collateral Account                                                                 79,811,004.72

          3.    Deposit from the Collection Account                                                                      0.00

          4.    Withdrawals from the Cash Collateral Account                                                      (560,436.69)

          5.    Investment Earnings                                                                                107,429.82

          6.    Investment Earnings Distributions:
                a.  Senior Loan Interest                                                                          -107,429.82
                b.  Senior Loan Principal                                                                                0.00
                c.  Holdback Amount Interest                                                                             0.00
                d.  Holdback Amount Principal                                                                            0.00
                                                                                                             -----------------
                                 Total Investment Earnings distributions                                          -107,429.82

          7.    Remaining available amount                                                                               0.00

          8.    Required Cash Collateral Account Amount                                                         76,960,490.46

          9.    Cash Collateral Account Surplus/ (Shortfall)                                                             0.00

         10.    Distribution of CCA Surplus:
                a. Senior Loan Principal                                                                        -2,290,077.57
                b. Holdback Amount Principal                                                                             0.00
                                                                                                             -----------------
                                                 Total Distribution of Surplus                                  -2,290,077.57

         11.    Ending Cash Collateral Account                                                                  76,960,490.46

         12.    Cash Collateral Account deficiency                                                                       0.00


     D.  OTHER RELATED INFORMATION

          1.    Discount Rate                                                                      4.6150%

          2.    Life to Date Prepayment (CPR)                                                         8.7%

          3.    Life to Date Substitutions:

                a.  Prepayments                                                0.00

                a.  Defaults                                                   0.00



                ---------------------------------------------------------------------------------------------------
                                                             Sep-02                          Aug-02
                                      Item                Payment Date                    Payment Date
                ---------------------------------------------------------------------------------------------------
                a.  Senior Loan                          19,479,029.35                   21,769,106.92
                b.  Holdback Amount                      58,767,335.00                   58,767,335.00


  NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and
   Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 09/20/02.


  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer